Exhibit 10.23

REGISTRATION RIGHTS AGREEMENT

i

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT, dated as of                     , 2004 (this “Agreement”), is entered into by and between Capital Lodging, a Maryland real estate investment trust (the “Company”), and holders of restricted shares of the Company’s common stock whose names are set forth on the signature pages hereto (each a “Restricted Stock Holder” and collectively, the “Restricted Stock Holders”).

This Agreement is made in connection with (1) the contribution agreement (the “Contribution Agreement”) dated as of                     , 2004, among the Company, Capital Lodging, L.P., a Delaware limited partnership (the “Operating Partnership”), AP/APH Ventures, LLC, a Delaware limited liability company (“Ventures”) and certain affiliates of Ventures and (2) the initial public offering of shares of the Company’s common shares of beneficial interests, par value $0.001 per share (the “Common Shares”), the Company, the Operating Partnership and the Restricted Stock Holders will engage in certain formation transactions (the “Formation Transactions”) whereby the Restricted Stock Holders will contribute to the Operating Partnership (or affiliates thereof) their respective interests in certain hotel properties and other assets (the “Initial Contributed Assets”) in exchange for Common Shares.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Definitions. In addition to the definitions set forth above, the following terms, as used herein, have the following meanings:

“Affiliate” of any Person means any other Person directly or indirectly controlling or controlled by or under common control with such Person. For the purposes of this definition, “control” when used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Agreement” means this Registration Rights Agreement, as it may be amended, supplemented or restated from time to time.

“Business Day” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in Dallas, Texas are authorized or required by law, regulation or executive order to close.

“Commission” means the Securities and Exchange Commission.

“Declaration of Trust” means the Declaration of Trust of the Company as filed with the Secretary of State of the State of Maryland on April 5, 2004, as the same may be amended, modified or restated from time to time.

“Demand Registration” means a Demand Registration as defined in Section 2.2.

“Exchange Act” means the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

“Holder” means any Initial Holder who is the record or beneficial owner of any Registrable Security or any assignee or transferee of such Registrable Security (including assignments or transfers of Registrable Securities to such assignees or transferees as a result of the foreclosure on any loans secured by such Registrable Securities) to the extent such assignee or transferee agrees in writing to be bound by all the provisions hereof, unless such Registrable Security is acquired in a public distribution pursuant to a registration statement under the Securities Act or pursuant to transactions exempt from registration under the Securities Act where securities sold in such transaction may be resold without subsequent registration under the Securities Act.

“Immediate Family” of any individual means such individual’s estate and heirs or current spouse, or former spouse, parents, parents-in-law, children (whether natural or adoptive or by marriage), siblings and grandchildren and any trust or estate, all of the beneficiaries of which consist of such individual or any of the foregoing.

“Initial Holder” means (i) any Restricted Stock Holder and any Affiliate thereof, (ii) any partner, member or stockholder of any Restricted Stock Holder, (iii) any Affiliate of any such partner, member or stockholder, and (iv) the Immediate Family of any of the foregoing.

“Initial Public Offering” means the offering of the Company’s Common Shares pursuant to the Form S-11 Registration Statement (No. 333-114602) filed by the Company with the Commission under the Securities Act.

“Ownership Limit Provisions” mean the various provisions of the Company’s Declaration of Trust set forth in Article VII thereof restricting the ownership of Common Shares by Persons to specified percentages of the outstanding Common Shares.

“Person” means an individual or a corporation, partnership, limited liability company, association, trust, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“Piggy-Back Registration” means a Piggy-Back Registration as defined in Section 2.3.

“Registrable Securities” means Common Shares of the Company at any time owned, either of record or beneficially, by any Holder and issued either in connection with the Formation Transactions and any additional Common Shares issued as a dividend, distribution or exchange for, or in respect of such shares until:

(i) a registration statement covering such shares has been declared effective by the Commission and such shares have been disposed of pursuant to such effective registration statement;

(ii) such shares are sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met or under which such shares may be sold pursuant to Rule 144(k);

(iii) all of such shares held by such Person may be sold pursuant to Rule 144 under the Securities Act and could be sold in one transaction in accordance with the volume limitations contained in Rule 144(e)(1)(i) under the Securities Act; or

(iv) such shares have been otherwise transferred in a transaction that would constitute a sale thereof under the Securities Act, the Company has delivered a new certificate or other evidence of ownership for such shares not bearing the Securities Act restricted stock legend and such shares may be resold without subsequent registration under the Securities Act;

provided, however, that “Registrable Securities” for purposes of the indemnification obligations contained in Section 2.6 and Section 2.7 shall mean all shares that are registered on the applicable Shelf Registration, Demand Registration or Piggy-Back Registration, notwithstanding that such shares may not otherwise be “Registrable Securities” by operation of clause (iii) above.

“Securities Act” means the Securities Act of 1933, as amended and the rules and regulations promulgated thereunder.

“Selling Holder” means a Holder who is selling Registrable Securities pursuant to a registration statement filed pursuant to this Agreement under the Securities Act.

“Shelf Registration Statement” has the meaning set forth in Section 2.1.

“Underwriter” means a securities dealer who purchases any Registrable Securities as principal and not as part of such dealer’s market-making activities.

ARTICLE II

REGISTRATION RIGHTS

Section 2.1 Shelf Registration. As soon as reasonably practicable after (i) the one year anniversary of the consummation date of the Initial Public Offering, or (ii) such later date on which the Company is then eligible to use Form S-3 under the Securities Act, and, provided that the Company is then eligible to use Form S-3 under the Securities Act, the Company shall prepare and file a “shelf” registration statement with respect to the resale of the Common Shares issued to the Restricted Stock Holders in connection with the Formation Transactions and the resale of any other Registrable Securities on an appropriate form for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act (the “Shelf Registration Statement”) and shall use its best efforts to cause the Shelf Registration Statement to be declared effective on or as soon as practicable thereafter but in any event within ninety (90) days of the first filing thereof, and to keep such Shelf Registration Statement continuously effective for a period ending when all shares of Common Stock covered by the Shelf Registration Statement are no longer Registrable Securities. In the event that the Company fails to file such Shelf Registration Statement within thirty (30) days following the first anniversary of the consummation of the Initial Public Offering, or if filed fails to cause the Shelf Registration Statement to be declared effective or to maintain the effectiveness of, such Shelf Registration Statement, Holders of Registrable Securities may make a written request for the Demand Registration (as defined below) pursuant to Section 2.2 herein or participate in a Piggy Back Registration (as defined below) pursuant to Section 2.3 herein; provided, that, if and so long as a Shelf Registration Statement is on file and effective (and Selling Holders are not otherwise restricted from selling Registrable Securities pursuant thereto), then the Company shall have no obligation to effect the Demand Registration or allow participation in a Piggy Back Registration.

Section 2.2 Demand Registration.

(a) Request for Registration. Subject to Section 2.1 hereof, commencing on or after the date which is one year after the consummation date of the Initial Public Offering, one or more Holders of Registrable Securities may make a written request for registration under the Securities Act of all or part of its or their Registrable Securities and the Company shall use commercially reasonable efforts to file with the Commission a Registration Statement (a “Demand Registration Statement”) registering the resale of the Registrable Securities that the Holders elect to include pursuant to this Section 2.2(a) (the “Demand Registration”) within thirty (30) days following receipt of a demand pursuant to this Section 2.2(a) and to cause such Demand Registration Statement to be declared effective within seventy-five (75) days of filing with the Commission; provided, that, the Company shall not be obligated to effect more than one Demand Registration in total; and provided, further, that the Holders making such written request shall propose the sale of at least [            ] shares of Registrable Securities (such number to be adjusted successively in the event the Company effects any stock split, stock consideration or recapitalization after the date hereof). Such request will specify the number of shares of Registrable Securities proposed to be sold and will also specify the intended method of disposition thereof. Within ten (10) days after receipt of such request, the Company will give written notice of such registration request to all other Holders of the Registrable Securities and include in such registration all such Registrable Securities with respect to which the Company has received written requests for inclusion therein within twenty (20) Business Days after the receipt by the applicable Holder of the Company’s notice. Such request will also specify the number of shares of Registrable Securities to be registered and the intended method of disposition thereof. Unless the Holder or Holders of a majority of the Registrable Securities to be registered in the Demand Registration shall consent in writing, no other party, including the Company (but excluding another Holder of a Registrable Security), shall be permitted to offer securities under the Demand Registration; provided, that, if such Demand Registration shall be an underwritten offering and the managing Underwriter delivers a written opinion to the Company and the Holders of Registrable Securities included in such offering that the size of the offering that the Holders, the Company and such other persons intend to make is such that the success of the offering would be materially and adversely affected (including, without limitation, the price per share) by the inclusion of the Registrable Securities requested to be included, then the managing Underwriter(s) may exclude Common Shares (including Registrable Securities) from the registration and the underwriting, and the number of Common Shares that may be included in the registration and the underwriting shall be allocated, first, to each of the Holders requesting inclusion of their Registrable Securities in such registration statement on a pro rata basis based on the total number of Registrable Securities then held by each such Holder, and second, to the Company and such other holders of Common Shares that are proposed to be included in such registration on a pro rata basis based on the total number of Common Shares that are proposed to be included in such registration. The effectiveness of the Demand Registration shall be maintained by the Company for a period of not less than one hundred eighty (180) days.

(b) Revocation of Demand. Any Holder whose Registrable Securities were to be included in the Demand Registration, by written notice to the Company, may withdraw such request and, if upon receipt of such notice of the withdrawal of such request the Holders that have not elected to withdraw do not hold, in the aggregate, the requisite number of Registrable Securities to initiate a request under Section 2.2(a), then the Company shall not effect such registration and such registration shall not be deemed effected for purposes of Section 2.2(a).

(c) Selling Holders Become Party to Agreement. Each Holder acknowledges that by asserting or participating in its registration rights pursuant to this Article II, he or she may become a Selling Holder and thereby will be deemed a party to this Agreement and will be bound by each of its terms.

(d) Underwritten Offerings. If the Holders of a majority of shares of the Registrable Securities to be registered in the Demand Registration so elect by written notice to the Company, the offering of such Registrable Securities pursuant to the Demand Registration shall be in the form of an underwritten offering. The Holders of a majority of the shares of Registrable Securities to be registered in the Demand Registration shall select the book-running managing Underwriter in connection with the Demand Registration; provided, that, such managing Underwriter must be reasonably satisfactory to the Company. The Company may select any additional investment banks and managers to be used in connection with the offering; provided, however, that such additional investment banks and managers must be reasonably satisfactory to the Selling Holders of a majority of the Registrable Securities proposed to be included in the Demand Registration. The Holders of a majority of the Registrable Securities to be registered in an underwritten Demand Registration shall be permitted to attend any and all meetings with the Underwriters regarding such underwritten Demand Registration through one or more designated representatives.

(e) Effective Demand Registration. The Demand Registration pursuant to this Agreement shall not be deemed to have been effected unless a registration statement with respect thereto has been declared effective by the Commission and remains effective and in compliance with the provisions of the Securities Act and the laws of any state or other jurisdiction applicable to the disposition of all Registrable Securities covered by such registration statement until such time as all of such Registrable Securities have been disposed of in accordance with such registration statement.

Section 2.3 Piggy-Back Registration.

(a) Subject to Section 2.1 hereof, if the Company proposes to file a registration statement under the Securities Act with respect to an equity offering by the Company for its own account or for the account of any of its respective securityholders of any class of security (other than a registration statement on Form S-4 or S-8 (or any substitute form that may be adopted by the Commission) or filed in connection with an exchange offer or offering of securities solely to the Company’s existing securityholders), then the Company shall give written notice of such proposed filing to the Holders of Registrable Securities as soon as practicable (but in no event less than twenty (20) days before the anticipated filing date), and such notice shall offer such Holders the opportunity to register such number of shares of Registrable Securities as each such Holder may request (a “Piggy-Back Registration”). The Company shall use commercially reasonable efforts to cause the managing Underwriter or Underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration to be included on the same terms and conditions as any similar securities of the Company included therein.

(b) Right To Terminate Registration. Notwithstanding any other provision of this Agreement, the Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.3, at any time, whether or not any Holder has elected to include Registrable Securities in such registration.

(c) Underwriting. If a registration statement under which the Company gives notice under this Section 2.3 is for an underwritten offering, then the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder to include Registrable Securities in a registration pursuant to this Section 2.3 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the managing Underwriter(s) selected for such underwriting. Notwithstanding any other provision of this Agreement, if the managing Underwriter(s) delivers a written opinion to the Company and the Holders of Registrable Securities included in such offering that the size of the offering that the Holders, the Company and such other persons intend to make is such that the success of the offering would be materially and adversely affected (including, without limitation, the price per share) by the inclusion of the Registrable Securities requested to be included, then the managing Underwriter(s) may exclude Common Shares (including Registrable Securities) from the registration and the underwriting, and the number of Common Shares that may be included in the registration and the underwriting shall be allocated, first, to the Company, second, to each of the Holders requesting inclusion of their Registrable Securities in such registration statement on a pro rata basis based on the total number of Registrable Securities then held by each such Holder, and third, to each other holder of Common Shares that are proposed to be included in such registration (other than those Common Shares to be issued by the Company or Registrable Securities); provided, however, that, if the Company previously has completed two (2) registered public offerings for the primary issuance of Common Shares, then in the event a limitation on the number of Common Shares is requested, the Company’s first allocation shall be limited to that number of Common Shares with an aggregate public offering price of $     million. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the managing Underwriter, delivered at least ten (10) Business Days prior to the effective date of the registration statement. Upon receipt of such notice, the applicable Registrable Securities shall be excluded and withdrawn from the registration. For any Holder that is a partnership or corporation, the partners, retired partners and shareholders of such Holder, or the estates and family members of any such partners and retired partners and any trust for the benefit of any of the foregoing persons shall be deemed to be a single “Holder,” and any pro rata reduction with respect to such “Holder” shall be based upon the aggregate amount of Registrable Securities carrying registration rights owned by all entities and individuals included in such “Holder,” as defined in this sentence.

Section 2.4 Registration Procedures; Filings; Information. In connection with any Shelf Registration Statement under Section 2.1 or the Demand Registration pursuant to Section 2.2 hereof, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof as quickly as practicable, and in connection with any such request:

(a) The Company will, prior to filing a registration statement or prospectus or any amendment or supplement thereto, furnish to each Selling Holder and each Underwriter, if any, of the Registrable Securities covered by such registration statement copies of such registration statement as proposed to be filed, and thereafter furnish to such Selling Holder and Underwriter, if any, such number of conformed copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such Selling Holder or Underwriter may reasonably request to facilitate the disposition of the Registrable Securities owned by such Selling Holder.

(b) The Company will use its best efforts to (i) register or qualify the Registrable Securities under such other securities or “blue sky” laws of such jurisdictions in the United States (where an exemption does not apply) as any Selling Holder or managing Underwriter or Underwriters, if any, reasonably (in light of such Selling Holder’s intended plan of distribution) requests and (ii) cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable such Selling Holder to consummate the disposition of the Registrable Securities owned by such Selling Holder; provided, that, the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (d), (B) subject itself to taxation in any such jurisdiction, or (C) consent to general service of process in any such jurisdiction.

(c) After the filing of the registration statement, the Company will promptly notify each Selling Holder of Registrable Securities covered by such registration statement of any stop order issued or threatened by the Commission or any suspension of the qualification (or exemption from qualification) of the Registrable Securities for sale in any jurisdiction and take all reasonable actions required to prevent the entry of such stop order or such suspension of the qualification (or exemption from qualification) or to remove such stop order if entered or obtain the lifting of such suspension of the qualification (or exemption from qualification).

(d) The Company will immediately notify each Selling Holder of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and promptly make available to each Selling Holder any such supplement or amendment.

(e) The Company will enter into customary agreements (including an underwriting agreement, if any, containing such representations and warranties by the Company and such other terms as are generally prevailing in agreements of that type or may reasonably be requested by an Underwriter, including, without limitation, indemnification and contribution to the effect and to the extent provided herein) and take such other actions as are reasonably required to expedite or facilitate the disposition of such Registrable Securities.

(f) The Company will make available for inspection by any Selling Holder of such Registrable Securities, any Underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained by any such Selling Holder or Underwriter (collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the “Records”) as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any Inspectors in connection with such registration statement. Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be publicly disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such registration statement or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction. Each Selling Holder of such Registrable Securities agrees that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company unless and until such information is made generally available to the public. Each Selling Holder of such Registrable Securities further agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential.

(g) The Company will furnish to each Selling Holder and to each Underwriter, if any, a signed counterpart, addressed to such Selling Holder or Underwriter, of (i) an opinion or opinions of counsel to the Company and (ii) a comfort letter or comfort letters from the Company’s independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as the Holders of a majority of the Registrable Securities included in such offering or the managing Underwriter or Underwriters therefor reasonably requests.

(h) The Company will otherwise comply with all applicable rules and regulations of the Commission, and make available to its securityholders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder (or any successor rule or regulation hereafter adopted by the Commission).

(i) The Company will use its commercially reasonable efforts to cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed.

(j) The Company will provide a CUSIP number for all Registrable Securities, not later than the effective date of any registration statement filed pursuant to this Agreement.

(k) The Company will provide and cause to be maintained a transfer agent for all Registrable Securities covered by any registration statement filed pursuant to this Agreement from and after a date not later than the effective date of such registration statement.

(l) In connection with an underwritten offering, participate, to the extent reasonably requested by the managing Underwriter for the offering or the Selling Holders, in customary efforts to sell the securities under the offering, including, without limitation, participating in “road shows.”

(m) Cooperate with the Selling Holders and the managing Underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Shares to be sold, which certificates shall not bear any restrictive legends.

(n) Cooperate with the Selling Holders and each Underwriter participating in the disposition of such Registrable Shares and their respective counsel in connection with any filings required to be made with the NASD.

The Company may require each Selling Holder of Registrable Securities to promptly furnish in writing to the Company such information regarding such Selling Holder, the Registrable Securities held by it and the intended method of distribution of the Registrable Securities as the Company may from time to time reasonably request and such other information as may be legally required in connection with such registration.

Each Selling Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.4(d) hereof, such Selling Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Selling Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.4(d) hereof, and, if so directed by the Company, such Selling Holder will deliver to the Company all copies, other than permanent file copies then in such Selling Holder’s possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. Each Selling Holder of Registrable Securities agrees that it will immediately notify the Company at any time when a prospectus relating to the registration of such Registrable Securities is required to be delivered under the Securities Act of the happening of an event as a result of which information previously furnished by such Selling Holder to the Company in writing expressly for inclusion in such prospectus contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made. In the event the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective by the number of days during the period from and including the date of the giving of notice pursuant to Section 2.4(d) hereof to the date when the Company shall make available to the Selling Holders of Registrable Securities covered by such registration statement a prospectus supplemented or amended to conform with the requirements of Section 2.4(d) hereof.

Section 2.5 Registration Expenses. In connection with any registration statement required to be filed hereunder, the Company shall pay the following registration expenses incurred in connection with the registration hereunder (the “Registration Expenses”): (i) all registration and filing fees, (ii) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (iii) printing expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (iv) internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (v) the fees and expenses incurred in connection with the listing of the Registrable Securities, (vi) fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including the expenses of any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters requested pursuant to Section 2.4(g) hereof), and (vii) the fees and expenses of any special experts retained by the Company in connection with such registration; provided, that, the Company shall not be required to pay expenses in excess of $100,000 in the aggregate in connection with any underwritten registration, and the Selling Holders shall pay (or reimburse the Company for) any expenses in excess of such amount on a pro rata basis, based on the number of Registrable Securities proposed to be sold in such offering. The Company shall have no obligation to pay any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities, or any out-of-pocket expenses of the Holders (or the agents who manage their accounts) or any transfer taxes relating to the registration or sale of Registrable Securities.

Section 2.6 Indemnification by the Company. The Company agrees to indemnify and hold harmless each Selling Holder of Registrable Securities, its officers, directors and agents, and each Person, if any, who controls such Selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information furnished in writing to the Company by such Selling Holder or on such Selling Holder’s behalf expressly for inclusion therein. The Company also agrees to indemnify any Underwriters of the Registrable Securities, their officers and directors and each Person who controls such underwriters within the meaning of Section 15 of the Securities Act or Section 20 of the

Exchange Act on substantially the same basis as that of the indemnification of the Selling Holders provided in this Section 2.6, provided, that, the foregoing indemnity with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter of the Registrable Securities from whom the person asserting any such losses, claims, damages or liabilities purchased the Registrable Securities which are the subject thereof if such person did not receive a copy of the prospectus (or the prospectus as supplemented) at or prior to the confirmation of the sale of such Registrable Securities to such person in any case where such delivery is required by the Securities Act and the untrue statement or omission of a material fact contained in such preliminary prospectus was corrected in the prospectus (or the prospectus as supplemented). The indemnity provided for in this Section 2.6 shall remain in full force and effect regardless of any investigation made by or on behalf of any Selling Holder.

Section 2.7 Indemnification By Holders Of Registrable Securities. Each Selling Holder agrees, severally but not jointly, to indemnify and hold harmless the Company, its officers, directors and agents and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Selling Holder, but only with respect to information relating to such Selling Holder furnished in writing by such Selling Holder or on such Selling Holder’s behalf expressly for use in any registration statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus. In case any action or proceeding shall be brought against the Company or its officers, directors or agents or any such controlling person, in respect of which indemnity may be sought against such Selling Holder, such Selling Holder shall have the rights and duties given to the Company, and the Company or its officers, directors or agents or such controlling person shall have the rights and duties given to such Selling Holder, by Section 2.6. The liability of any Selling Holder pursuant to this Section 2.7 may, in no event, exceed the net proceeds received by such Selling Holder from sales of Registrable Securities giving rise to the indemnification obligations of such Selling Holder.

Section 2.8 Conduct Of Indemnification Proceedings. In case any proceeding, action or claim (“Proceeding”) (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 2.6 or Section 2.7, such person (an “Indemnified Party”) shall promptly notify the person against whom such indemnity may be sought (an “Indemnifying Party”) in writing and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all fees and expenses. In any such Proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel, (ii) the Indemnifying Party shall have failed to promptly assume the defense of such Proceeding and to employ counsel reasonably satisfactory to the Indemnified Party in such Proceeding, or (iii) the named parties to any such Proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Party shall not, in connection with any Proceeding, or related Proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties (unless in the reasonable judgment of the Indemnified Party a conflict of interest may exist between such Indemnified Party and any other of such Indemnified Parties with respect to such Proceeding, in which event the Indemnifying Party shall be liable for the fees and expenses of such additional counsel or counsels), and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm retained for the Indemnified Parties, such firm shall be designated in writing by (i) in the case of Persons indemnified pursuant to Section 2.6 hereof, the Selling Holders which owned a majority of the Registrable Securities sold under the applicable registration statement and (ii) in the case of Persons indemnified pursuant to Section 2.7, the Company. The Indemnifying Party shall not be liable for any settlement of any Proceeding effected without its written consent, but if settled with such consent, or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Party shall have requested an Indemnifying Party to reimburse the Indemnified Party for fees and expenses of counsel as contemplated by the third sentence of this paragraph, the Indemnifying Party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than thirty (30) Business Days after receipt by such Indemnifying Party of the aforesaid request and (ii) such Indemnifying Party shall not have reimbursed the Indemnified Party in accordance with such request prior to the date of such settlement. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened Proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such Proceeding.

Section 2.9 Contribution. If the indemnification provided for in Section 2.6 or Section 2.7 hereof is unavailable to an Indemnified Party or insufficient in respect of any losses, claims, damages or liabilities referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities as between the Indemnifying Party on the one hand and the Indemnified Party on the other, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and the Selling Holders agree that it would not be just and equitable if contribution pursuant to this Section 2.9 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such Proceeding. Notwithstanding the provisions of this Section 2.9, no Selling Holder shall be required to contribute any amount in excess of the amount by which the net proceeds from the sale of the Registrable Securities of such Selling Holder to the public exceeds the amount of any damages which such Selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Selling Holders’ obligations to contribute pursuant to this Section 2.9 are several in proportion to the net proceeds of the offering received by such Selling Holder bears to the total net proceeds of the offering received by all the Selling Holders and not joint.

Section 2.10 Participation In Underwritten Registrations. No Person may participate in any underwritten registration hereunder unless such Person (a) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and these registration rights provided for in this Article II.

Section 2.11 Rule 144. The Company covenants that it will file any reports required to be filed by it under the Securities Act and the Exchange Act and that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements. The Company will cooperate with the Holders to enable them to sell Registrable Securities in block trades or other similar transactions, including furnishing to the Holders, at the sole cost and expense of the Company (i) an opinion or opinions of counsel to the Company, and (ii) a comfort letter from the Company’s independent public accountants, as the Holders may reasonably request, and (iii) such reasonable representations, warranties, covenants and indemnities as are customary for such transactions.

Section 2.12 Holdback Agreements.

(a) Restrictions on Public Sale by Holder of Registrable Securities. To the extent not inconsistent with applicable law and except with respect to a Shelf Registration, each Holder whose securities are included in a registration statement pursuant to this Agreement agrees not to effect any sale or distribution of the issue being registered or a similar security of the Company, or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 under the Securities Act, during the 14 days prior to, and during the ninety (90)-day period beginning on, the effective date of such registration statement (except as part of such registration), if and to the extent requested in writing by the Company in the case of a non-underwritten public offering or if and to the extent requested in writing by the managing Underwriter or Underwriters in the case of an underwritten public offering.

(b) Restrictions on Public Sale by the Company and Others. The Company agrees that any agreement entered into after the date of this Agreement pursuant to which the Company issues or agrees to issue any privately placed securities shall contain a provision under which holders of such securities agree not to effect any sale or distribution of any securities similar to those being registered in accordance with Section 2.2 or Section 2.3 hereof, or any securities convertible into or exchangeable or exercisable for such securities, during the 14 days prior to, and during the 90-day period beginning on, the effective date of any registration statement (except as part of such registration statement where the Holders of a majority of the Registrable Securities to be included in such registration statement consent or as part of registration statements filed as set forth in Section 2.3), if and to the extent requested in writing by the Company in the case of a non-underwritten public offering or if and to the extent requested in writing by the managing Underwriter or Underwriters in the case of an underwritten public offering, in each case including a sale pursuant to Rule 144 under the Securities Act (except as part of any such registration, if permitted); provided, however, that the provisions of this paragraph (b) shall not prevent the conversion or exchange of any securities pursuant to their terms into or for other securities.

(c) Temporary Suspension of Rights to Sell Based on Confidential Information. If the Company determines in its good faith judgment that the filing of the Shelf Registration Statement under Section 2.1 or the Demand Registration under Section 2.2 hereof or the use of any related prospectus would require the disclosure of material information that the Company has a bona fide business purpose for preserving as confidential or the disclosure of which would impede the Company’s ability to consummate a significant transaction, and that the Company is not otherwise required by applicable securities laws or regulations to disclose at such time, upon written notice of such determination by the Company, the rights of the Holders to offer, sell or distribute any Registrable Securities pursuant to the Shelf Registration Statement or the Demand Registration or to require the Company to take action with respect to the registration or sale of any Registrable Securities pursuant to the Shelf Registration Statement or the Demand Registration shall be suspended until the date upon which the Company notifies the Holders in writing that suspension of such rights for the grounds set forth in this Section 2.12(c) is no longer necessary; provided, that, the Company shall not be entitled to exercise the foregoing suspension of rights in excess of a total of one hundred eighty (180) days in any twelve (12)- month period. The Company agrees to give such notice as promptly as practicable following the date that such suspension of rights is no longer necessary. Nothing in this Section 2.12(c) shall prevent a Holder from offering, selling or distributing pursuant to Rule 144 or any other applicable exemption from the registration requirements of the Securities Act at any time. Any suspension of the Holders’ right to offer, sell or distribute Registrable Securities pursuant to this Section 2.12(c) shall result in the automatic increase of the total number of days during which the applicable registration statement shall be required to be maintained effective by the Company hereunder.

(d) Temporary Suspension of Rights to Sell Based on Exchange Act Reports not yet Filed or Regulation S-X. If all reports required to be filed by the Company pursuant to the Exchange Act have not been filed by the required date without regard to any extension, or if the consummation of any business combination by the Company has occurred or is probable for purposes of Rule 3-05 or Article 11 of Regulation S-X under the Securities Act, upon written notice thereof by the Company to the Holders, the rights of the Holders to offer, sell or distribute any Registrable Securities pursuant to the Shelf Registration Statement or the Demand Registration or to require the Company to take action with respect to the registration or sale of any Registrable Securities pursuant to the Shelf Registration Statement or the Demand Registration shall be suspended until the date on which the Company has filed such reports or obtained and filed the financial information required by Rule 3-05 or Article 11 of Regulation S-X to be included or incorporated by reference, as applicable, in the Shelf Registration Statement, and the Company shall notify the Holders as promptly as practicable when such suspension is no longer required. Nothing in this Section 2.12(d) shall prevent a Holder from offering, selling or distributing pursuant to Rule 144 or any other applicable exemption from the registration requirements of the Securities Act at any time.

ARTICLE III

MISCELLANEOUS

Section 3.1 Remedies. In addition to being entitled to exercise all rights provided herein and granted by law, including recovery of damages, the Holders shall be entitled to specific performance of the rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

Section 3.2 Amendments And Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, in each case without the written consent of the Company and the Holders of a majority of the Registrable Securities. No failure or delay by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon any breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition.

Section 3.3 Notices. All notices and other communications in connection with this Agreement shall be made in writing by hand delivery, registered first-class mail, facsimile, or air courier guaranteeing overnight delivery to the address set forth on the signature page hereto, or to such other address and to such other Persons as any party hereto may hereafter specify in writing.

All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; when received if deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if sent via facsimile; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

Section 3.4 Successors And Assigns. Except as expressly provided in this Agreement the rights and obligations of the Initial Holders under this Agreement shall not be assignable by any Initial Holder to any Person that is not an Initial Holder. This Agreement shall be binding upon the parties hereto and their respective successors and assigns.

Section 3.5 Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Each party shall become bound by this Agreement immediately upon affixing its signature hereto.

Section 3.6 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Maryland without regard to the choice of law provisions thereof.

Section 3.7 Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

Section 3.8 Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Registrable Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

Section 3.9 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

Section 3.10 No Third Party Beneficiaries. Nothing express or implied herein is intended or shall be construed to confer upon any person or entity, other than the parties hereto and their respective successors and assigns, any rights, remedies or other benefits under or by reason of this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

COMPANY: CAPITAL LODGING

By:

Address: 2927 Maple Avenue, Suite 503 Dallas, Texas 75201

RESTRICTED STOCKHOLDERS: [ENTITY]

By:	[ ]
its [ ]

By:

Address: 1201 Constellation Boulevard, #2900 Los Angeles, California 90067

[Signature Page to Registration Rights Agreement]